UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report June 30, 2015

JTD
Nuveen Tax-Advantaged Dividend Growth Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund’s investment portfolio is managed by three affiliates of Nuveen Investments, Inc.: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management (NAM).

James R. Boothe, CFA, serves as portfolio manager for the Santa Barbara dividend-growth equity strategy. The NWQ income-oriented investment team is led by Thomas Ray, CFA and Susi Budiman, CFA. Effective January 6, 2015, Thomas Ray succeeds Michael J. Carne, CFA, who is no longer with the firm. Keith B. Hembre, CFA, and David A. Friar oversee the call option program from NAM.

Here the portfolio managers review their management strategies and the Fund’s performance for the six-month reporting period ended June 30, 2015.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2015?

The Fund invests primarily in dividend paying common stocks of mid- to large-cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid- to large-cap companies, and will write (sell) call options on various equity market indexes. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

In the equity portion of the Fund’s portfolio, we maintained a consistent strategy seeking to provide a higher dividend yield and a lower price volatility than the S&P 500® Index. We achieved this by focusing on high quality companies that are growing their dividends.

The fixed-income portion of the Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt or preferred securities offered by a particular company. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential.

The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside risk management.

The Fund also wrote S&P 500® Index call options, led by the NAM team, with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund may relinquish some of the upside potential of its equity portfolio.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

How did the Fund perform during this six-month reporting period ended June 30, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and since inception periods ended June 30, 2015. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ending June 30, 2015, the Fund’s common shares at NAV outperformed the S&P 500® Index and its Blended Index.

Santa Barbara

In the equity portion of the Fund managed by Santa Barbara, stock selection effects were the primary driver of outperformance. These positive effects were seen most prominently in the financials and consumer staples sectors. Outperformance in the financials sector was led by strongly appreciating Asian financial companies, while the latter was led by gains among U.S.-domiciled companies. Energy sector holdings also positively contributed to relative performance. Outperformance in the equity portion of the Fund was partially limited by detraction within the consumer discretionary and materials sectors. The leading detractors in both sectors were challenged by idiosyncratic headwinds during the reporting period. An overweight to the weak utilities sector also proved relatively unfavorable. We believe historically interest-rate-sensitive sectors such as utilities are reflecting the pricing-in of rising rate expectations.

The top contributor to absolute performance was health care benefits provider UnitedHealth Group Incorporated. The Affordable Care Act survived significant legal challenges during the reporting period and this proved beneficial to many companies such as UnitedHealth since insurance enrollment and drug coverage is likely to expand under the Act. Further, during the reporting period the company announced plans to purchase pharmacy benefits manager Catamaran Corp., which could provide increased scale in a business where scale is of key importance. Consumer electronics and computer firm Apple Inc. was another leading absolute performer. The company has enjoyed strong earnings on better-than-expected iPhone demand and consumers also appear enthusiastic regarding the Apple Watch. Syngenta AG, a crop protection products and seeds company was another top contributor to absolute performance on a bid from Monsanto Company and we eliminated our holdings in Syngenta during the reporting period. Even with the possibility of a higher bid from Monsanto Company, we decided that the most prudent risk management decision would be to sell our Syngenta position. We believe the downside of Monsanto walking away from a proposed merger and/or the possibility of regulatory concerns preventing the transaction from being completed outweigh any further upside in shares from a higher takeout offer.

Railroad operator Union Pacific Corporation was the largest detractor from absolute performance. The company has been affected by industry weakness driven by several factors, including the shift away from rail-dependent coal to pipeline-oriented natural gas among electricity producers and U.S. dollar strength affecting rail volumes. We believe the company is more effectively diversified than many of its peers and we believe the company is well-positioned to benefit from developments such as the increasing use of intermodal freight. Multi-national energy company Chevron Corporation was an additional top absolute detractor. Weak oil prices negatively impacted Chevron, but we believe the company’s strong balance sheet will help it sustain through this difficult environment. Packaging Corp. of America also detracted from absolute performance during the reporting period. The company experienced disappointing earnings as containerboard prices across the packaging industry have been soft recently. Additionally, the company saw increased costs due to upgrades to a manufacturing plant.

We remain optimistic regarding the prospects for the equity portion of the Fund, since dividend growth tends to improve in a rising interest rate environment. Multiple expansion may be limited going forward, so dividend growth may be a higher component of total return. We’re currently defensively positioned, with a concentration on companies we believe can effectively sustain through volatile developments while providing satisfactory dividend growth.

6	Nuveen Investments

NWQ

In the portion of the Fund managed by NWQ, our security selection within the banking, insurance and financials sectors contributed to performance. Our overweight in the real estate sector also contributed to performance, however, our overweight in the financials and industrial sectors mitigated some of those gains.

Solar Capital senior debt was a top contributor to performance in the financials sector. The company is a business development corporation that invests primarily in middle-market companies through senior secured loans, mezzanine loans and equity securities. The position enhanced returns during the reporting period due to the companies’ improved capital structure and investment prospects. Also contributing was the preferred stock of JP Morgan Chase (JPM). During the reporting period, JPM announced strong first quarter earnings. Performance of JPM’s preferred stocks were also supported by several technical and structural factors. Redemption of currently callable $25- and $1000- par bank preferred issues and the net supply in the preferred space have provided favorable technical support for bank preferreds during the reporting period.

Our industrial sector holding in Forestar USA Real Estate Group Inc. senior debt contributed to the Fund’s performance. The company is a real estate and natural resources company. During the reporting period, the company announced the Board of Directors had unanimously approved and initiated a plan to focus on growing its core real estate business. The company will focus on harvesting cash flow from its non-core oil and gas business by significantly lowering capital expenditures and operating costs. This positively impacted the holding.

Our industrial holdings including energy-related companies McDermott International Inc., Breitburn Energy Partners LP detracted from performance. While energy related securities rebounded somewhat during the second half of the reporting period, they detracted from performance as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a stronger U.S. dollar. Also detracting from performance was Frontier Communications Corporation senior debt. The company reported first quarter earnings that were worse than expected and the bond market remains concerned about the impending supply of several billion dollars of new issuance to finance the acquisition of Verizon assets. However, we believe the company will actually be in a stronger financial position once the acquisition closes and that debt metrics will likely improve over the next several years. We continue to be constructive on the position going forward.

NAM

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. The effect on performance for the reporting period was mostly positive since equity markets were mainly flat. Covered call strategies typically perform better than strategies that do not sell calls when equity prices are flat or declining, as they did during the six-month reporting period. Also impacting performance was the decline in implied volatility during the reporting period, which negatively impacted the premiums received. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to 15%. At other times, we increased the overwrite percentage to 40% when we anticipated the equity markets to be flat or decline. As a result, the Fund’s call writing ranged averaged around 31% during the reporting period.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to hedge its leverage costs, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was modestly negative during this reporting period, as interest rates moved lower during the period.

As of June 30, 2015, the Fund’s percentages of leverage are shown in the accompanying table.

JTD
Effective Leverage*	30.68%
Regulatory Leverage*	30.68%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of June 30, 2015, the Fund had outstanding bank borrowings of $110,000,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2015, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income. Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of 5/31/2015

	Per Share Distribution			YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	Annualized Total Return on NAV			YTD Distribution Rate on NAV[4]
Inception Date	Quarterly	Monthly Equivalent	Monthly NII[1]				1-Year	5-Year	YTD
6/2007	$0.3230	$0.1077	$0.0511	$0.5944	$4.9046	7.24%	7.47%	15.58%	5.05%	3.62%
[1]	NII is net investment income, which is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

Nuveen Investments	9

Common Share Information (continued)

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of 5/31/2015

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	NII[1]	Realized Gains	Return of Capital[2]	Distributions[3]	NII[1]	Realized Gains	Return of Capital[2]
$0.3230	47.7%	52.3%	0.0%	$0.6460	$0.3082	$0.3378	$—
[1]	NII is net investment income and is a projection through the end of the current calendar quarter based on most recent month-end data.
[2]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.
[3]	Includes the most recent quarterly distribution declaration.

COMMON SHARE REPURCHASES

During August 2014, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

JTD
Common Shares Cumulatively Repurchased and Retired	0
Common Shares Authorized for Repurchase	1,450,000

OTHER COMMON SHARE INFORMATION

As of June 30, 2015, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTD
Common Share NAV	$17.16
Common Share Price	$15.85
Premium/(Discount) to NAV	(7.63)%
6-Month Average Premium/(Discount) to NAV	(8.26)%

10	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility, and dividend-paying stocks may not sustain their current dividends. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTD

Nuveen Investments	11

JTD

Nuveen Tax-Advantaged Dividend Growth Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JTD at Common Share NAV	2.89%	3.42%	15.80%	6.69%
JTD at Common Share price	2.17%	5.28%	16.19%	6.03%
Blended Index (Comparative Benchmark)	2.21%	5.97%	13.34%	3.86%
S&P 500® Index	1.23%	7.42%	17.34%	6.40%

Since inception returns are from 6/26/07. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	105.5%
Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	23.5%
Corporate Bonds	4.4%
$1,000 Par (or similar) Institutional Preferred	6.6%
Repurchase Agreements	5.4%
Other Assets Less Liabilities	(1.5)%
Net Assets Plus Borrowings	144.3%
Borrowings	(44.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	15.6%
Insurance	6.5%
Pharmaceuticals	5.7%
Oil, Gas & Consumable Fuels	5.6%
Real Estate Investment Trust	5.1%
Capital Markets	3.4%
Electric Utilities	3.4%
Aerospace & Defense	3.2%
Technology Hardware, Storage & Peripherals	3.0%
Chemicals	2.5%
IT Services	2.4%
Media	2.4%
Diversified Telecommunication Services	2.3%
Consumer Finance	2.3%
Beverages	2.1%
Professional Services	2.1%
Food Products	1.9%
Household Products	1.8%
Health Care Providers & Services	1.8%
Automobiles	1.8%
Specialty Retail	1.8%
Repurchase Agreements	3.7%
Other	19.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)1

JPMorgan Chase & Company	2.6%
Apple, Inc.	2.2%
Wells Fargo & Company	2.0%
UnitedHealth Group Incorporated	1.8%
AT&T Inc.	1.7%

Country Allocation

(% of total investments)1

United States	75.9%
United Kingdom	5.3%
Japan	3.0%
France	2.9%
Germany	2.4%
Other	10.5%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	13

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JTD; at this meeting the shareholders were asked to elect Board Members.

JTD
Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	12,336,973
Withhold	437,626
Total	12,774,599
William J. Schneider
For	12,331,809
Withhold	442,790
Total	12,774,599
Thomas S. Schreier, Jr.
For	12,339,630
Withhold	434,969
Total	12,774,599

14	Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 140.4% (96.3% of Total Investments)

	COMMON STOCKS – 105.5% (72.2% of Total Investments)

	Aerospace & Defense – 4.7%

32,883	Boeing Company, (2)	$4,561,530
46,159	Honeywell International Inc., (2)	4,706,833
138,114	Safran SA, (4)	2,342,413
	Total Aerospace & Defense	11,610,776

	Automobiles – 2.7%

31,575	Daimler AG, (2), (4)	2,894,165
111,087	General Motors Company, (3)	3,702,530
	Total Automobiles	6,596,695

	Banks – 13.8%

35,960	BOC Hong Kong Holdings Limited, (4)	2,996,453
51,414	Cullen/Frost Bankers, Inc., (2)	4,040,112
152,846	Danske Bank A/S, (4)	2,243,779
43,748	HSBC Holdings PLC, (3)	1,960,348
106,188	JPMorgan Chase & Co., (3)	7,195,299
395,000	Mitsubishi UFJ Financial Group Inc., (2)	2,851,900
110,831	Swedbank AB, (4)	2,597,879
48,249	Toronto-Dominion Bank	2,051,065
108,971	Wells Fargo & Company, (2)	6,128,529
90,882	Westpac Banking Corporation, (3)	2,248,421
	Total Banks	34,313,785

	Beverages – 2.9%

63,992	Heineken NV, (2), (4)	2,442,575
50,088	PepsiCo, Inc., (3)	4,675,214
	Total Beverages	7,117,789

	Biotechnology – 0.6%

45,599	Grifols SA	1,412,201

	Capital Markets – 1.4%

9,842	BlackRock Inc.	3,405,135

	Chemicals – 3.7%

102,980	Linde AG, (4)	1,957,650
33,055	Monsanto Company	3,523,332
30,488	Praxair, Inc., (2)	3,644,840
	Total Chemicals	9,125,822

	Consumer Finance – 1.5%

64,504	Discover Financial Services, (2), (3)	3,716,720

	Containers & Packaging – 2.0%

45,727	Amcor Limited, (4)	1,941,111
49,525	Packaging Corp. of America	3,094,817
	Total Containers & Packaging	5,035,928

	Diversified Telecommunication Services – 2.4%

167,565	AT&T Inc., (3)	5,951,909

Nuveen Investments	15

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Electric Utilities – 4.6%

70,397	ITC Holdings Corporation, (3)	$2,265,375
44,873	NextEra Energy Inc., (2)	4,398,900
167,026	Red Electrica Corporacion SA, (4)	2,661,559
87,058	Scottish and Southern Energy PLC, (4)	2,103,321
	Total Electric Utilities	11,429,155

	Energy Equipment & Services – 0.5%

48,695	Tenaris SA, (2)	1,315,739

	Food & Staples Retailing – 2.3%

54,628	CVS Caremark Corporation, (3)	5,729,385

	Food Products – 2.0%

126,375	Groupe Danone, (4)	1,636,556
41,620	McCormick & Company, Incorporated	3,369,139
	Total Food Products	5,005,695

	Health Care Equipment & Supplies – 1.6%

53,537	Medtronic, PLC	3,967,092

	Health Care Providers & Services – 2.5%

50,740	UnitedHealth Group Incorporated, (2), (3)	6,190,280

	Hotels, Restaurants & Leisure – 1.2%

173,394	Compass Group PLC, (4)	2,902,616

	Household Durables – 1.6%

22,605	Whirlpool Corporation, (2)	3,911,795

	Household Products – 2.7%

67,569	Colgate-Palmolive Company, (2)	4,419,688
126,046	Reckitt and Benckiser, (2), (4)	2,188,159
	Total Household Products	6,607,847

	Industrial Conglomerates – 0.6%

27,069	Jardine Matheson Holdings Limited, (2), (4)	1,536,166

	Insurance – 4.4%

43,772	Ace Limited	4,450,737
70,175	Marsh & McLennan Companies, Inc., (3)	3,978,923
118,148	Swiss Re AG, (4)	2,626,430
	Total Insurance	11,056,090

	IT Services – 3.5%

41,232	Accenture Limited, (2)	3,990,433
76,906	Fidelity National Information Services, (2)	4,752,791
	Total IT Services	8,743,224

	Machinery – 0.9%

27,665	Kubota Corporation, (2), (4)	2,194,728

	Media – 3.3%

31,510	Time Warner Cable, Class A	5,614,137
23,759	WPP Group PLC	2,678,114
	Total Media	8,292,251

	Metals & Mining – 1.0%

60,581	BHP Billiton Limited	2,466,253

16	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 2.0%

74,360	Macy's, Inc., (2)	$5,017,069

	Oil, Gas & Consumable Fuels – 7.6%

114,904	BG Group PLC, (2), (4)	1,928,089
51,205	Chevron Corporation, (2), (3)	4,939,746
122,244	Kinder Morgan, Inc., (2)	4,692,947
57,915	Phillips 66, (2)	4,665,632
52,504	Total SA, Sponsored ADR	2,581,622
	Total Oil, Gas & Consumable Fuels	18,808,036

	Personal Products – 0.7%

46,905	L'Oreal, (4)	1,680,137

	Pharmaceuticals – 8.3%

82,171	AbbVie Inc.	5,521,069
58,536	Merck KGaA, (2), (4)	1,943,155
25,889	Novartis AG, Sponsored ADR, (2)	2,545,924
56,473	Novo-Nordisk A/S, (3)	3,092,461
156,865	Pfizer Inc., (2)	5,259,683
43,498	Sanofi-Aventis	2,154,456
	Total Pharmaceuticals	20,516,748

	Professional Services – 3.0%

97,182	Experian PLC, (4)	1,780,374
128,639	Nielsen Holdings N.V, (3)	5,759,168
	Total Professional Services	7,539,542

	Road & Rail – 1.5%

39,623	Union Pacific Corporation, (2)	3,778,846

	Software – 2.5%

99,216	Microsoft Corporation, (2), (3)	4,380,386
24,970	SAP SE, Sponsored ADR	1,753,643
	Total Software	6,134,029

	Specialty Retail – 1.9%

68,669	Lowe's Companies, Inc., (2), (3)	4,598,763

	Technology Hardware, Storage & Peripherals – 4.4%

61,025	Apple, Inc., (3)	7,654,061
124,174	EMC Corporation	3,276,952
	Total Technology Hardware, Storage & Peripherals	10,931,013

	Textiles, Apparel & Luxury Goods – 1.8%

64,012	VF Corporation, (2)	4,464,197

	Trading Companies & Distributors – 1.3%

124,080	Itochu Corporation, (2), (4)	3,279,323

	Wireless Telecommunication Services – 2.1%

224,118	KDDI Corporation, (3), (4)	2,692,778
68,515	Vodafone Group PLC, Sponsored ADR	2,497,373
	Total Wireless Telecommunication Services	5,190,151
	Total Common Stocks (cost $200,847,505)	261,572,930

Nuveen Investments	17

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)

	Diversified Telecommunication Services – 0.4%

9,100	Frontier Communications Corporation	11.125%	N/R	$909,090
	Total Convertible Preferred Securities (cost $919,790)			909,090

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED– 23.5% (16.1% of Total Investments)

	Asset Backed Securities – 0.3%

15,800	Oxford Lane Capital Corporation	8.125%	N/R	$397,528
18,010	Oxford Lane Capital Corporation	7.500%	N/R	432,960
	Total Asset Backed Securities			830,488

	Banks – 4.2%

16,200	Boston Private Financial Holdings Inc.	6.950%	N/R	415,854
4,615	Citigroup Inc.	8.125%	BB+	132,635
17,200	Citigroup Inc.	7.125%	BB+	470,764
15,955	City National Corporation	6.750%	Baa2	454,718
8,700	Cobank Agricultural Credit Bank, (4)	6.250%	BBB+	892,022
2,209	Cobank Agricultural Credit Bank, (4)	6.125%	BBB+	205,989
32,800	Fifth Third Bancorp.	6.625%	Baa3	924,960
15,765	First Naigara Finance Group	8.625%	BB-	425,655
12,602	First Republic Bank of San Francisco	6.200%	BBB-	320,973
32,600	FNB Corporation	7.250%	Ba2	914,756
9,500	HSBC Holdings PLC	8.000%	Baa1	245,955
5,375	PNC Financial Services	6.125%	Baa2	147,490
15,211	Private Bancorp Incorporated	7.125%	N/R	403,548
26,875	RBS Capital Trust	6.080%	BB-	656,556
54,400	Regions Financial Corporation	6.375%	BB	1,398,624
62,171	U.S. Bancorp.	6.500%	A3	1,754,466
21,224	Zions Bancorporation	7.900%	BB-	589,603
	Total Banks			10,354,568

	Capital Markets – 3.2%

6,900	Apollo Investment Corporation	6.875%	BBB	174,846
25,675	Apollo Investment Corporation	6.625%	BBB	644,699
1,510	Arlington Asset Investment Corporation	6.625%	N/R	36,844
25,360	Capitala Finance Corporation	7.125%	N/R	652,006
35,000	Fifth Street Finance Corporation	6.125%	BBB-	864,150
8,100	Gladstone Capital Corporation	6.750%	N/R	202,662
3,700	Gladstone Investment Corporation	7.125%	N/R	96,126
9,655	Hercules Technology Growth Capital Incorporated	7.000%	N/R	245,720
37,300	Hercules Technology Growth Capital Incorporated	6.250%	N/R	941,825
4,900	JMP Group Inc.	7.250%	N/R	124,803
37,900	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	938,025
12,675	Medley Capital Corporation	6.125%	N/R	317,129
32,400	Morgan Stanley	7.125%	Ba1	905,580
19,225	MVC Capital Incorporated	7.250%	N/R	478,895
50,906	Solar Capital Limited	6.750%	BBB-	1,237,525
2,472	Triangle Capital Corporation	6.375%	N/R	63,061
	Total Capital Markets			7,923,896

	Consumer Finance – 1.1%

36,550	Capital One Financial Corporation	6.700%	Baa3	950,300
18,225	Discover Financial Services	6.500%	BB-	464,191
7,470	HSBC Finance Corporation	6.360%	BBB-	187,646
22,575	SLM Corporation, Series A	6.970%	B1	1,123,106
	Total Consumer Finance			2,725,243

	Diversified Financial Services – 1.0%

21,300	Ares Capital Corporation	5.875%	BBB	539,316
1,482	KKR Financial Holdings LLC	7.500%	A-	39,125

18	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value

	Diversified Financial Services (continued)

35,300	KKR Financial Holdings LLC	7.375%	BBB	$922,036
24,313	Main Street Capital Corporation	6.125%	N/R	610,256
15,650	PennantPark Investment Corporation	6.250%	BBB-	395,006
	Total Diversified Financial Services			2,505,739

	Diversified Telecommunication Services – 0.0%

4,600	Qwest Corporation	6.875%	BBB-	119,002

	Electric Utilities – 0.4%

35,700	Entergy Arkansas Inc., (4)	6.450%	BB+	893,617

	Food Products – 0.8%

39,225	CHS Inc.	7.100%	N/R	1,027,303
36,210	CHS Inc.	6.750%	N/R	920,458
	Total Food Products			1,947,761

	Insurance – 3.3%

8,700	Arch Capital Group Limited	6.750%	BBB	222,024
29,600	Argo Group US Inc.	6.500%	BBB-	746,512
14,298	Aspen Insurance Holdings Limited	7.401%	BBB-	365,314
50,000	Aspen Insurance Holdings Limited	7.250%	BBB-	1,306,500
27,300	Axis Capital Holdings Limited	6.875%	BBB	700,245
65,000	Endurance Specialty Holdings Limited	7.500%	BBB-	1,688,050
23,300	Kemper Corporation	7.375%	Ba1	617,450
6,331	Maiden Holdings Limited	8.250%	BB	169,861
17,400	Maiden Holdings NA Limited	8.000%	BBB-	463,884
17,943	Maiden Holdings NA Limited	7.750%	BBB-	482,487
31,025	National General Holding Company	7.500%	N/R	773,143
12,750	National General Holding Company	7.500%	N/R	319,005
16,575	Reinsurance Group of America Inc.	6.200%	BBB	451,337
	Total Insurance			8,305,812

	Marine – 0.2%

19,883	Seaspan Corporation	8.250%	N/R	501,250

	Multi-Utilities – 0.7%

63,156	DTE Energy Company	6.500%	Baa1	1,625,004

	Oil, Gas & Consumable Fuels – 0.2%

4,950	Scorpio Tankers Inc.	7.500%	N/R	123,750
16,203	Scorpio Tankers Inc.	6.750%	N/R	392,923
	Total Oil, Gas & Consumable Fuels			516,673

	Real Estate Investment Trust – 6.9%

8,400	AG Mortgage Investment Trust	8.250%	N/R	210,000
515	AG Mortgage Investment Trust	8.000%	N/R	12,515
32,755	American Realty Capital Properties Inc.	6.700%	N/R	786,448
38,800	Apartment Investment & Management Company	7.000%	BB	1,011,904
19,277	Apollo Commercial Real Estate Finance	8.625%	N/R	506,021
3,558	Apollo Residential Mortgage Inc.	8.000%	N/R	85,961
10,130	Arbor Realty Trust Incorporated	8.250%	N/R	247,071
15,924	Arbor Realty Trust Incorporated	7.375%	N/R	394,119
59,682	Ashford Hospitality Trust Inc.	9.000%	N/R	1,571,424
15,000	Capstead Mortgage Corporation	7.500%	N/R	362,250
13,250	Colony Financial Inc.	7.125%	N/R	308,195
4,662	Colony Financial Inc.	0.000%	N/R	120,559
14,030	Colony Financial Inc.	0.000%	N/R	350,750
31,350	DDR Corporation	6.500%	Baa3	797,231
33,600	Digital Realty Trust Inc.	7.375%	Baa3	904,848
72,500	Dupont Fabros Technology	7.875%	Ba2	1,836,425

Nuveen Investments	19

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Coupon		Ratings (5)	Value

	Real Estate Investment Trust (continued)

8,239	First Potomac Realty Trust	7.750%		N/R	$210,918
22,075	Inland Real Estate Corporation	8.125%		N/R	576,158
4,900	Inland Real Estate Corporation	6.950%		N/R	127,400
18,700	Invesco Mortgage Capital Inc.	7.750%		N/R	441,320
2,495	Kite Realty Group Trust	8.250%		N/R	64,069
11,469	MFA Financial Inc.	8.000%		N/R	299,914
14,893	MFA Financial Inc.	7.500%		N/R	359,964
22,900	Northstar Realty Finance Corporation	8.875%		N/R	580,515
11,327	Northstar Realty Finance Corporation	8.750%		N/R	285,554
28,273	Northstar Realty Finance Corporation	8.250%		N/R	687,034
36,600	Penn Real Estate Investment Trust	7.375%		N/R	969,900
9,079	Rait Financial Trust	7.750%		N/R	203,370
20,498	Rait Financial Trust	7.625%		N/R	472,684
17,875	Rait Financial Trust	7.125%		N/R	443,300
20,175	Regency Centers Corporation	6.625%		Baa2	515,471
36,749	Resource Capital Corporation	8.625%		N/R	821,340
19,175	Senior Housing Properties Trust	5.625%		BBB-	442,367
3,800	STAG Industrial Inc.	6.625%		BB+	97,052
5,656	UMH Properties Inc.	8.250%		N/R	147,622
	Total Real Estate Investment Trust				17,251,673

	Real Estate Management & Development – 0.2%

16,770	Kennedy-Wilson Inc.	7.750%		BB-	436,859

	Specialty Retail – 0.4%

36,800	TravelCenters of America LLC	8.000%		N/R	964,160

	Wireless Telecommunication Services – 0.4%

36,400	United States Cellular Corporation	7.250%		Ba1	915,096

	U.S. Agency – 0.2%

4,750	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	491,477
	Total $25 Par (or similar) Retail Preferred (cost $55,942,149)				58,308,318

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 4.4% (3.1% of Total Investments)

	Banks – 1.2%

$525	Bank of America Corporation	6.250%	3/05/65	BB+	$522,706
825	Citigroup Inc.	5.950%	12/31/49	BB+	796,290
575	JPMorgan Chase & Company	6.750%	12/31/49	BBB-	614,347
975	M&T Bank Corporation, (2)	6.450%	12/31/49	Baa2	1,048,125
2,900	Total Banks				2,981,468

	Beverages – 0.2%

450	Cott Beverages USA Inc., 144A	6.750%	1/01/20	B-	466,875
150	Cott Beverages USA Inc.	5.375%	7/01/22	B-	145,500
600	Total Beverages				612,375

	Capital Markets – 0.1%

300	BGC Partners Inc.	5.375%	12/09/19	BBB-	312,647

	Commercial Services & Supplies – 0.3%

450	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	461,250
350	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB-	361,375
800	Total Commercial Services & Supplies				822,625

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (5)	Value

	Diversified Consumer Services – 0.1%

$250	Gibson Brands Inc., 144A	8.875%	8/01/18		B-	$252,500

	Diversified Telecommunication Services – 0.6%

500	Frontier Communications Corporation, (2)	7.625%	4/15/24		BB	441,250
375	Frontier Communications Corporation	6.875%	1/15/25		BB	313,594
685	US West Communications Company	6.875%	9/15/33		BBB-	677,321
1,560	Total Diversified Telecommunication Services					1,432,165

	Health Care Providers & Services – 0.2%

415	Kindred Healthcare Inc.	6.375%	4/15/22		B2	414,481

	Independent Power & Renewable Electricity Producers – 0.1%

350	Abengoa Yield PLC, 144A	7.000%	11/15/19		BB+	360,500

	Marine – 0.3%

825	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19		N/R	745,594

	Media – 0.1%

250	Altice S.A, 144A	7.625%	2/15/25		B	235,000

	Metals & Mining – 0.2%

450	ArcelorMittal	7.000%	3/01/41		Ba1	441,000

	Oil, Gas & Consumable Fuels – 0.3%

950	Seadrill Limited, 144A	6.125%	9/15/17		N/R	833,625

	Real Estate Investment Trust – 0.4%

475	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23		BB	466,688
375	Iron Mountain Inc., (2)	5.750%	8/15/24		B2	375,234
225	Select Income REIT	4.500%	2/01/25		Baa2	217,408
1,075	Total Real Estate Investment Trust					1,059,330

	Real Estate Management & Development – 0.3%

770	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22		B+	798,875
25	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24		BB-	24,875
795	Total Real Estate Management & Development					823,750
11,520	Total Corporate Bonds (cost $11,473,751)					11,327,060

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity		Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.6% (4.6% of Total Investments)

	Banks – 3.6%

675	Bank of America Corporation	6.500%	N/A	(6)	BB+	$698,625
600	Bank of America Corporation	6.100%	N/A	(6)	BB+	592,500
875	Citigroup Inc.	5.800%	N/A	(6)	BB+	877,188
800	Citizens Financial Group Inc., 144A	5.500%	N/A	(6)	BB+	777,500
1,000	General Electric Capital Corporation	7.125%	N/A	(6)	A+	1,153,750
575	General Electric Capital Corporation	6.250%	N/A	(6)	A+	628,905
1,000	JPMorgan Chase & Company	7.900%	N/A	(6)	BBB-	1,057,750
125	JPMorgan Chase & Company	6.100%	N/A	(6)	BBB-	125,438
1,000	PNC Financial Services Inc.	6.750%	N/A	(6)	Baa2	1,107,500
900	SunTrust Bank Inc.	5.625%	N/A	(6)	Baa3	905,625
900	Wells Fargo & Company	5.875%	N/A	(6)	BBB	921,420
50	Zions Bancorporation	7.200%	N/A	(6)	BB-	53,125
8,500	Total Banks					8,899,326

Nuveen Investments	21

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity		Ratings (5)	Value

	Capital Markets – 0.3%

850	Morgan Stanley	5.550%	N/A	(6)	Ba1	$843,838

	Consumer Finance – 0.7%

488	Ally Financial Inc., 144A	7.000%	N/A	(6)	B	493,109
900	American Express Company	5.200%	N/A	(6)	Baa2	893,340
400	Capital One Financial Corporation	5.550%	N/A	(6)	Baa3	396,500
1,788	Total Consumer Finance					1,782,949

	Insurance – 1.7%

895	Liberty Mutual Group, 144A, (2)	7.800%	3/15/37		Baa3	1,060,575
1,000	MetLife Inc., (2)	10.750%	8/01/39		BBB	1,620,000
1,000	National Financial Services Inc.	6.750%	5/15/37		Baa2	1,045,000
594	Symetra Financial Corporation, 144A, (2)	8.300%	10/15/37		BBB-	611,820
3,489	Total Insurance					4,337,395

	Specialty Retail – 0.3%

758	Swiss Re Capital I, 144A	6.854%	N/A	(6)	A	779,224
15,385	Total $1,000 Par (or similar) Institutional Preferred (cost $15,316,656)					16,642,732
	Total Long-Term Investments (cost $284,499,851)					348,760,130

Principal Amount (000)	Description (1)	Coupon	Maturity			Value

	SHORT-TERM INVESTMENTS – 5.4% (3.7% of Total Investments)

	REPURCHASE AGREEMENTS – 5.4%

$13,502	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $13,501,531, collateralized by $14,025,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $13,779,563	0.000%	7/01/15			$13,501,531
	Total Short-Term Investments (cost $13,501,531)					13,501,531
	Total Investments (cost $298,001,382) – 145.8%					362,261,661
	Borrowings – (44.3)% (7), (8)					(110,000,000)
	Other Assets Less Liabilities – (1.5)% (9)					(3,751,010)
	Net Assets Applicable to Common Shares – 100%					$248,510,651

Investments in Derivatives as of June 30, 2015

Options Written outstanding:

Number of Contracts	Description	Notional Amount (10)	Expiration Date	Strike Price	Value
(120)	NASDAQ 100® Index	$(54,300,000)	7/17/15	$4,525	$(164,400)
(45)	NASDAQ 100® Index	(20,475,000)	7/17/15	4,550	(39,150)
(125)	Russell 2000® Index	(15,875,000)	7/17/15	1,270	(130,000)
(175)	S&P 500® Index	(37,100,000)	7/17/15	2,120	(74,375)
(465)	Total Options Written (premiums received $519,251)	$(127,750,000)			$(407,925)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$27,625,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(195,803)
JPMorgan	27,625,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(191,933)
	$55,250,000							$(387,736)

22	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $5,860,400.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Borrowings as a percentage of Total Investments is 30.4%.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $223,534,188 have been pledged as collateral for borrowings.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(11)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange.

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Assets and Liabilities	June 30, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $284,499,851)	$348,760,130
Short-term investments, at value (cost approximates value)	13,501,531
Cash	30,497
Receivable for:
Dividends	974,595
Interest	417,471
Investments sold	737,103
Options written	317,350
Reclaims	54,223
Other assets	35,416
Total assets	364,828,316
Liabilities
Borrowings	110,000,000
Options written, at value (premiums received $519,251)	407,925
Unrealized depreciation on interest rate swaps	387,736
Payable for:
Dividends	4,543,932
Investments purchased	584,499
Accrued expenses:
Management fees	289,261
Interest on borrowings	6,327
Trustees fees	26,815
Other	71,170
Total liabilities	116,317,665
Net assets applicable to common shares	$248,510,651
Common shares outstanding	14,484,340
Net asset value (“NAV”) per common share outstanding	$17.16
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$144,843
Paid-in surplus	205,467,419
Undistributed (Over-distribution of) net investment income	(5,104,086)
Accumulated net realized gain (loss)	(15,981,394)
Net unrealized appreciation (depreciation)	63,983,869
Net assets applicable to common shares	$248,510,651
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Operations	Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $168,187)	$5,735,687
Interest	873,816
Other	107,399
Total investment income	6,716,902
Expenses
Management fees	1,741,103
Interest expense on borrowings	568,478
Custodian fees	58,728
Trustees fees	7,211
Professional fees	20,715
Shareholder reporting expenses	29,597
Shareholder servicing agent fees	259
Stock exchange listing fees	3,941
Investor relations expenses	31,176
Other	9,608
Total expenses	2,470,816
Net investment income (loss)	4,246,086
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	10,468,141
Options written	(520,116)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,607,327)
Options written	163,248
Swaps	(537,613)
Net realized and unrealized gain (loss)	2,966,333
Net increase (decrease) in net assets applicable to common shares from operations	$7,212,419

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$4,246,086	$9,542,050
Net realized gain (loss) from:
Investments and foreign currency	10,468,141	13,010,201
Options written	(520,116)	(5,095,511)
Swaps	—	(827,802)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,607,327)	3,602,878
Options written	163,248	835,591
Swaps	(537,613)	(1,586,570)
Net increase (decrease) in net assets applicable to common shares from operations	7,212,419	19,480,837
Distribution to Common Shareholders
From and in excess of net investment income	(9,356,884)	—
From net investment income	—	(17,728,832)
Decrease in net assets applicable to common shares from distributions to common shareholders	(9,356,884)	(17,728,832)
Net increase (decrease) in net assets applicable to common shares	(2,144,465)	1,752,005
Net assets applicable to common shares at the beginning of period	250,655,116	248,903,111
Net assets applicable to common shares at the end of period	$248,510,651	$250,655,116
Undistributed (Over-distribution of) net investment income at the end of period	$(5,104,086)	$6,712

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Cash Flows	Six Months Ended June 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$7,212,419
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(40,141,720)
Proceeds from sales and maturities of investments	48,025,477
Proceeds from (Purchases of) short-term investments, net	(6,784,802)
Proceeds from (Payments for) closed foreign currency spot contracts	(506)
Premiums received for options written	8,744,882
Cash paid for terminated options written	(9,714,200)
Investment transaction adjustments, net	1,934,024
Proceeds from litigation settlement	18,566
Amortization (Accretion) of premiums and discounts, net	(25,903)
(Increase) Decrease in:
Receivable for dividends	(284,632)
Receivable for interest	(19,665)
Receivable for investments sold	835,778
Receivable for options written	(317,350)
Receivable for reclaims	(6,191)
Other assets	(8,765)
Increase (Decrease) in:
Payable for investments purchased	(1,424,501)
Accrued management fees	(6,470)
Accrued interest on borrowings	178
Accrued Trustees fees	5,439
Accrued other expenses	(26,894)
Net realized gain (loss) from:
Investments and foreign currency	(10,468,141)
Options written	520,116
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	6,607,327
Options written	(163,248)
Swaps	537,613
Net cash provided by (used in) operating activities	5,048,831
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(205,382)
Cash distributions paid to common shareholders	(4,812,952)
Net cash provided by (used in) financing activities	(5,018,334)
Net Increase (Decrease) in Cash	30,497
Cash at the beginning of period	—
Cash at the end of period	$30,497

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$568,300

See accompanying notes to financial statements.

Nuveen Investments	27

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Discount Per Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2015(e)	$17.31	$0.29	$0.21	$0.50	$(0.65)*	$—	$(0.65)	$—		$17.16	$15.85
2014	17.18	0.66	0.69	1.35	(1.22)	—	(1.22)	—		17.31	16.15
2013	15.17	0.52	2.60	3.12	(1.11)	—	(1.11)	—		17.18	15.66
2012	13.56	0.51	2.14	2.65	(0.87)	(0.17)	(1.04)	—		15.17	14.50
2011	14.16	0.50	(0.06)	0.44	(1.04)	—	(1.04)	—	**	13.56	12.29
2010	12.99	0.50	1.71	2.21	(0.69)	(0.35)	(1.04)	—	**	14.16	13.01

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2015(e)	$110,000	$3,259
2014	110,000	3,279
2013	101,000	3,464
2012	96,000	3,289
2011	87,000	3,257
2010	43,500	5,723

28	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.89%	2.17%	$248,511	1.96	%***	3.37	%***	11%
7.98	11.33	250,655	1.95		3.80		32
21.11	16.16	248,903	2.00		3.18		33
19.89	26.98	219,741	2.11		3.51		31
3.28	2.55	196,401	1.87		3.59		50
17.94	22.50	205,440	1.71		3.81		36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in Common Share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2015(e)	0.45	%***
2014	0.44
2013	0.49
2012	0.58
2011	0.47
2010	0.35

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended June 30, 2015.
*	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2015, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.
**	Rounds to less than $0.01 per share.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

The end of the reporting period for the Fund is June 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with its affiliates Santa Barbara Asset Management, LLC (“Santa Barbara”), NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed-income securities. NAM is responsible for the writing of index call options on various equity market indices, while the Adviser manages the Fund’s investments in interest rate swap contracts.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities and, to a limited extent, write (sell) call options on various equity market indices.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

30	Nuveen Investments

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2014 is reflected in the accompanying financial statements.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over distribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, may reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

32	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$211,003,514	$50,569,416	**	$—	$261,572,930
Convertible Preferred Securities	909,090	—		—	909,090
$25 Par (or similar) Retail Preferred	55,825,213	2,483,105	**	—	58,308,318
Corporate Bonds	—	11,327,060		—	11,327,060
$1,000 Par (or similar) Institutional Preferred	—	16,642,732		—	16,642,732

Short-Term Investments:
Repurchase Agreements	—	13,501,531		—	13,501,531

Investments in Derivatives:
Options Written	(407,925)	—		—	(407,925)
Interest Rate Swaps***	—	(387,736)		—	(387,736)
Total	$267,329,892	$94,136,108		$—	$361,466,000
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$19,249,494	5.3%
Japan	11,018,729	3.0
France	10,395,184	2.9
Germany	8,548,613	2.4
Other countries	38,024,740	10.5
Total non-U.S. securities	$87,236,760	24.1%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$13,501,531	$(13,501,531)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations.

When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss)

34	Nuveen Investments

from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options on stock indexes, while investing in a portfolio that included equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written outstanding during the current fiscal period was as follows:

Average notional amount of options written outstanding*	$(123,825,833)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(407,925)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$(520,116)	$163,248

Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$55,250,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all interest rate swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(387,736)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$—	$(387,736)	$—	$(387,736)	$280,353	$(107,383)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(537,613)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $40,141,720 and $48,025,477, respectively.

36	Nuveen Investments

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	575	$968,453
Options written	6,095	8,744,882
Options terminated in closing purchase transactions	(5,780)	(8,759,067)
Options expired	(425)	(435,017)
Options outstanding, end of period	465	$519,251

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$299,093,233
Gross unrealized:
Appreciation	$70,200,297
Depreciation	(7,031,869)
Net unrealized appreciation (depreciation) of investments	$63,168,428

Permanent differences, primarily due to Real Estate Investment Trust adjustments, foreign currency transactions, complex securities character adjustments, bond premium amortization adjustments, treatment of notional principal contracts and tax basis earnings and profits adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2014, the Fund’s last tax year end, as follows:

Paid-in surplus	$(8,764,814)
Undistributed (Over-distribution of) net investment income	8,274,183
Accumulated net realized gain (loss)	490,631

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2014, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$17,728,832
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

As of December 31, 2014, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2017	$23,584,629
Not subject to expiration	—
Total	$23,584,629

During the Fund’s last tax year ended December 31, 2014, the Fund utilized $9,275,326 of its capital loss carryforwards.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$1,504,222
Late-year ordinary losses[3]	—
[2]	Capital losses incurred from November 1, 2014 through December 31, 2014, the Fund’s last tax year end.
[3]	Specified losses incurred from November 1, 2014 through December 31, 2014.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2015, the complex-level fee rate for the Fund was 0.1643%.

38	Nuveen Investments

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a $110 million (maximum commitment amount) prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of leverage. As of the end of the reporting period, the Fund’s outstanding balance on the Borrowings was $110 million. Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and interest rate on the Borrowings was $110 million and 1.03%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totaling $5,860,400. During the current fiscal period the Fund earned Rehypothecation Fees of $107,399, which is recognized as “Other income” on the Statement of Operations.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Fund’s financial statement disclosures.

Nuveen Investments	39

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

40	Nuveen Investments

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

■	Blended Index (Comparative Benchmark): The JTD Blended Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares or debt issued by the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	41

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

42	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-advisers to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and Nuveen Asset Management, LLC (“NAM”), (b) the Adviser and NWQ Investment Management Company, LLC (“NWQ”), and (c) the Adviser and Santa Barbara Asset Management, LLC (“Santa Barbara” and, together with NAM and NWQ, the “Sub-Advisers”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Advisers (the Adviser and Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Advisers which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple NAM equity and fixed-income investment teams in June 2014 and to NWQ and Santa Barbara in January 2015.

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

44	Nuveen Investments

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and, as applicable, the investment performance of the portion of the Fund’s portfolio allocated to the respective Sub-Adviser.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and its investment teams. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also reviewed, among other

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. With respect to closed-end funds, the Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that although the Fund ranked in its Performance Peer Group in the fourth quartile for the one-year period, the Fund ranked in the first quartile for the three-year period and second quartile for the five-year period. Similarly, although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

46	Nuveen Investments

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were higher than the peer average. The Board noted the factors that contributed to the Fund’s higher relative net expense ratio, including that such was generally due to differences with the peer group limiting the usefulness of the comparative data.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had three affiliated sub-advisers and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Advisers. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Advisers may provide some of these services, the Sub-Advisers

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including each of the Sub-Advisers, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Advisers, the Independent Board Members reviewed each Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. With respect to NAM, the Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year 2014.

48	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Advisers. Accordingly, the Independent Board Members considered that each Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Advisers may also benefit the Fund and shareholders to the extent the research enhanced the ability of the Sub-Advisers to manage the Fund. The Independent Board Members noted that the Sub-Advisers’ profitability may be somewhat lower if they had to acquire any such research services directly.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

50	Nuveen Investments

Notes

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-J-0615D        10016-INV-B-08/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015